Exhibit 99.M3

                                    AMENDMENT
                             DATED DECEMBER 7, 2010
                                     TO THE
  DISTRIBUTION AND SHAREHOLDER SERVICES PLAN--ADVISOR CLASS AND C-CLASS SHARES
                                       OF
                               RYDEX SERIES FUNDS,
                             DATED AUGUST 28, 2000,
                                   AS AMENDED

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                                    EXHIBIT A

                               RYDEX SERIES FUNDS
        DISTRIBUTION AND SHAREHOLDER SERVICE FEES - ADVISOR CLASS SHARES

RYDEX FUNDS - ADVISOR CLASS SHARES
Nova Fund
Inverse S&P 500 Strategy Fund
NASDAQ-100(R) Fund
Inverse NASDAQ-100(R) Strategy Fund
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
U.S. Government Money Market Fund
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

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                                    EXHIBIT B

                               RYDEX SERIES FUNDS
           DISTRIBUTION AND SHAREHOLDER SERVICE FEES - C-CLASS SHARES

RYDEX FUNDS - C-CLASS

     U.S. Government Money Market Fund
     Nova Fund
     Inverse S&P 500 Strategy Fund
     NASDAQ-100(R) Fund
     Inverse Government Long Bond Strategy Fund
     Mid-Cap 1.5x Strategy Fund
     Inverse NASDAQ-100(R) Strategy Fund
     Government Long Bond 1.2x Strategy Fund
     Russell 2000(R) 1.5x Strategy Fund
     Europe 1.25x Strategy Fund
     S&P 500 Pure Value Fund
     S&P 500 Pure Growth Fund
     S&P MidCap 400 Pure Value Fund
     S&P MidCap 400 Pure Growth Fund
     Inverse Mid-Cap Strategy Fund
     S&P SmallCap 600 Pure Value Fund
     S&P Small-Cap 600 Pure Growth Fund
     Inverse Russell 2000(R) Strategy Fund
     Strengthening Dollar 2x Strategy Fund
     Weakening Dollar 2x Strategy Fund
     U.S. Long Short Momentum Fund
     Multi-Hedge Strategies Fund
     Banking Fund
     Basic Materials Fund
     Biotechnology Fund
     Commodities Strategy Fund
     Consumer Products Fund
     Electronics Fund
     Energy Fund
     Energy Services Fund
     Financial Services Fund
     Health Care Fund
     Internet Fund
     Leisure Fund
     Precious Metals Fund
     Real Estate Fund
     Retailing Fund
     Technology Fund
     Telecommunications Fund
     Transportation Fund
     Utilities Fund
     S&P 500 Fund

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     Russell 2000(R) Fund
     All-Asset Moderate Strategy Fund
     All-Asset Conservative Strategy Fund
     All-Asset Aggressive Strategy Fund
     Managed Futures Strategy Fund
     High Yield Strategy Fund
     Inverse High Yield Strategy Fund
     International Long Short Select Fund
     Japan 2x Strategy Fund
     Alternative Strategies Allocation Fund
     Long/Short Commodities Strategy Fund
     Equity Market Neutral Fund
     Event Driven and Distressed Strategies Fund
     Alternative Strategies Fund
     Long Short Equity Strategy Fund
     Long Short Interest Rate Strategy Fund
     International 2x Strategy Fund
     Inverse International 2x Strategy Fund
     Emerging Markets 2x Strategy Fund
     Inverse Emerging Markets 2x Strategy Fund
     GLOBAL MACRO FUND
     MANAGED FUTURES ALPHA FUND

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Distribution Services...................   Seventy-Five basis points (.75%)

Shareholder Services....................   Twenty-Five basis points (.25%)

CALCULATION OF FEES

Distribution and Shareholder Service fees are based on a percentage of the Funds' average daily net assets attributable to Shares of the Funds.

                          ADDITIONS ARE NOTED IN BOLD.